Allowance for credit losses	12 Months Ended
Dec. 31, 2024
Credit Loss [Abstract]
Allowance for credit losses	Allowance for credit losses
Movements in the allowance for credit losses during the years ended December 31, 2024 and 2023 were as follows:

	Year Ended December 31, 2024
	Investment in finance leases	Notes receivable	Loans receivable	Total
Allowance for credit losses at beginning of period	$8,924	$24,274	$689	$33,887
Current period increase (decrease) in provision for expected credit losses	1,244	176,069	(211)	177,102
Write-offs charged against the allowance	—	—	—	—
Allowance for credit losses at end of period	$10,168	$200,343	$478	$210,989

	Year Ended December 31, 2023
	Investment in finance leases	Notes receivable	Loans receivable	Total
Allowance for credit losses at beginning of period	$23,025	$110,938	$3,898	$137,861
Current period (decrease) increase in provision for expected credit losses	(14,101)	21,332	(3,209)	4,022
Write-offs charged against the allowance	—	(107,996)	—	(107,996)
Allowance for credit losses at end of period	$8,924	$24,274	$689	$33,887
During the year ended December 31, 2024, we increased our allowance for credit losses by $177 million, net, primarily reflecting an increase in our provisions with respect to notes receivable. During the year ended December 31, 2023, we increased our credit loss provision by $4 million and recognized write-offs charged against the allowance of $108 million, with respect to two of our lessees.
Substantially all our Financing Receivables portfolio is secured lending and we assess the overall quality of the portfolio based on Financing Receivables by airline customer risk rating as defined below. Our internal risk ratings process is an important source of information in determining our allowance for credit losses and represents a comprehensive approach to evaluating risk in our Financing Receivables portfolio. We stratify our Financing Receivables portfolio into three categories: A, B and C. Category A is considered an excellent or high-credit-quality airline customer; Category B is considered a good-credit-quality airline customer; and those airline customers in Category C are considered marginal. An internal risk rating is developed for our airline customers, which is based upon our proprietary model using data derived from the airline customer financial statements and other relevant data points that may impact our airline customer’s ability to honor its financial commitments. The frequency of rating updates is established by our credit risk policy, which requires periodic monitoring and at least an annual review. The latest credit rating review was performed as of December 31, 2024.
27. Allowance for credit losses (Continued)
The tables below present Financing Receivables carried at amortized cost basis, gross of allowance for credit losses, grouped into the three credit risk categories for the years ended December 31, 2024 and 2023.

	As of December 31, 2024
	Category A	Category B	Category C	Total
	(U.S. Dollars in millions)
Investment in finance leases	$214	$562	$443	$1,219
Notes receivable	—	53	549	602
Loans receivable	10	18	568	596
Total	$224	$633	$1,560	$2,417

	As of December 31, 2023
	Category A	Category B	Category C	Total
	(U.S. Dollars in millions)
Investment in finance leases	$357	$213	$693	$1,263
Notes receivable	—	13	675	688
Loans receivable	—	44	612	656
Total	$357	$270	$1,980	$2,607